UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

____________

June 22, 2004 (June 21, 2004)
(Date of Report (date of earliest event reported))

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)
9 West 57 th Street New York, NY (Address of principal executive office)		10019 (Zip Code)

 (212) 413-1800
(Registrant's telephone number, including area code)

None
(Former name or former address if changed since last report)

Item 5. Other Events

EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

On June 21, 2004, we announced the initial public offering of 100% of the outstanding common stock (37,500,000 shares) of our wholly-owned subsidiary, Jackson Hewitt Tax Service Inc. ("Jackson Hewitt"). The offering was priced at $17 per share and is scheduled to close on Friday, June 25, 2004.

We will receive approximately $770 million of proceeds from the offering (net of offering expenses), including a special cash dividend of $175 million from Jackson Hewitt. The proceeds and dividend will be used to reduce our indebtedness, repurchase shares of common stock and invest in strategic tuck-in acquisitions.

As a result of the initial public offering of Jackson Hewitt, we are required to classify Jackson Hewitt as a discontinued operation and will reclassify our historical results on that basis. Because of the seasonal nature of Jackson Hewitt’s earnings, the divestiture is expected to have minimal impact on our projected operating results for the second, third and fourth quarters, except as those projections may be influenced by the use of proceeds. We expect to provide historical results with Jackson Hewitt classified as a discontinued operation and update our projections in conjunction with our second quarter earnings release in July.

We confirmed that we expect to meet or exceed our projection of earnings per share from continuing operations of $0.42 - $0.44 for the second quarter of 2004. We also announced that our Financial Services Division (consisting of our domestic and international membership and insurance marketing businesses, and previously including Jackson Hewitt) has been renamed the Marketing Services Division to reflect the integration of these businesses and the divestiture of Jackson Hewitt.

A copy of the press release announcing the pricing of the Jackson Hewitt initial public offering is attached as Exhibit 99 to this Form 8-K and is incorporated by reference herein.

Statements about future results made herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. The Company cautions that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in Cendant’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004. Such forward-looking statements include projections. Such projections were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants or the Securities and Exchange Commission regarding projections and forecasts, nor have such projections been audited, examined or otherwise reviewed by independent auditors of Cendant or its affiliates. In addition, such projections are based upon many estimates and are inherently subject to significant economic, competitive and other uncertainties and contingencies, including but not limited to the impact of war or terrorism, which are beyond the control of management of Cendant and its affiliates. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by Cendant or its affiliates that the projections will prove to be correct .

Item 7. Exhibits

See Exhibit Index

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      CENDANT CORPORATION

By: /s/ Eric Bock

Eric J. Bock Executive Vice President - Law and Corporate Secretary

Date: June 22, 2004

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated June 22, 2004 (June 21, 2004)

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release issued by Cendant Corporation on June 21, 2004.